                                                                     EXHIBIT 6.6

    GENERAL TERMS AND CONDITIONS - 2000 ADVANCE BANNER ADVERTISING PURCHASE

Advertiser acknowledges that the sole obligation of Excite Inc. ("Excite") is to display an advertising banner (the "Banner") from Advertiser which conforms to the specifications set forth elsewhere in the insertion order (the insertion order and these General Terms and Conditions are referred to collectively herein as the "Agreement"). In this regard, Advertiser agrees that (i) Excite has the right to market, display, perform, transmit and promote the Banner, and (ii) users of Excite's services have the right to access and use the Banner and any content and/or services directly linked to the Banner (the "Advertiser Web Content").

Advertising will be invoiced monthly on the first of each month, and payment in full will be due upon receipt of the invoice. Payment for all Gaming, Tobacco, or Alcohol Advertisers will be due and paid in advance in monthly installments. The first monthly payment must be paid prior to the display of the first of the Banners. Subsequent monthly installments will be due and must be paid on the first of each month thereafter. Advertiser understands that once this Agreement is executed there shall be no refunds or proration of rates or monthly installment payments if Advertiser elects to discontinue display of the Banner prior to the expiration of the advertising term. Orders are accepted subject to the terms and provisions of the current rate card. Advertising rates set forth in the rate card are subject to change; any rate changes will apply to any additional advertising services requested by Advertiser after such rate change.


Under no circumstances shall Excite be liable to the advertiser for indirect, incidental, consequential, special or exemplary damages (even if such damages are foreseeable, and whether or not Excite has been advised of the possibility of such damages) arising from any aspect of the advertising relationship provided for herein. Excite shall in no event be liable to Advertiser for more than the total amount paid to Excite by Advertiser hereunder. Excite makes no representations, and hereby expressly disclaims all warranties, express or implied, regarding Excite's services or any portion thereof, including any implied warranty of merchantability or fitness for a particular purpose and implied warranties arising from course of dealing or course of performance. Without limiting the generality of the foregoing, Excite specifically disclaims any warranty regarding (i) the number of persons who will access the Banner and
(ii) any benefit Advertiser might obtain from including the banner within Excite's Web site.

Advertiser is solely responsible for any legal liability arising out of or relating to the Banner and/or the Advertiser Web Content. Advertiser represents and warrants that (1) the Banner complies with Excite's advertising standards;
(2) Advertiser holds the necessary rights to permit the use of the Banner by Excite for the purposes of this Agreement (3) the use, reproduction, distribution or transmission of the Banner will not violate any criminal laws, rules or regulations or any rights of any third parties, including, but not limited to, such violations as infringement or misappropriation of any copyright, patent, trademark, trade secret, music, image, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of privacy or rights of celebrity, violation of any anti-discrimination law or regulation, or any other right of any person or entity; (4) neither the Banner nor the Advertiser's Web Content shall advertise or enable the sale of alcohol to persons under 21; (5) neither the Banner nor the Advertiser's Web Content shall advertise or enable the sale of tobacco or tobacco products to persons under 21; and (6) Advertiser's Web Content complies with all laws, rules and regulations of the state, country or territory in which it is located. Advertiser agrees to indemnify Excite and to hold Excite harmless from any and all liability, loss, damages, claims, or causes of action, including reasonable legal fees and expenses that may be incurred by Excite, arising out of or related to Advertiser's breach of any of the foregoing representations and warranties.

                                       x /s/ Michael Jackson
                                       -----------------------------------------

Excite reserves the right to reject any advertising which is not consistent with Excite's standards. In addition, Excite shall have the right, at any time, to remove any of Advertiser's advertising and/or terminate this agreement if Excite determines, in its sole discretion, that the Banner, Advertiser Web Content or any portion thereof (1) violates Excite's then applicable advertising policy;
(2) violates any law, rule or regulation or if Excite is directed to do so by any law enforcement agency; or (iii) is otherwise objectionable to Excite, in which event Excite shall refund to Advertiser a pro rata portion of the fee which Advertiser has paid to Excite for display of the Banner (if Advertiser has paid Excite a flat fee).

Excite and Advertiser are independent contractors, and neither Excite nor Advertiser is an agent, representative or partner of the other. Excite may terminate this Agreement at any time in the event of material breach of this Agreement by Advertiser. This Agreement sets forth the entire agreement between Advertiser and Excite, and supersedes any and all prior agreements (whether written or oral) of Excite and Advertiser with respect to the subject matter set forth herein; provided, however, that all pricing will be governed by Excite's then-current rate card, whether in print or electronic form. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties. This Agreement shall be interpreted, construed and enforced in all respects in accordance with laws of the State of California, without regard to the actual state or country of incorporation or residence of Advertiser. Advertiser hereby irrevocably consents to the exclusive jurisdiction of the courts of the State of California and the federal courts situated in the State of California in connection with any action arising under this Agreement. Advertiser may not assign this Agreement, in whole or in part.


Version: Upfront 2000 10/5/99
                                        X /s/ Michael Jackson
                                         --------------------------------------

                     EXCITE NETWORK ADVERTISING AGREEMENT

                             Excite - Redwood City
                     555 Broadway, Redwood City, CA 94063
                     voice: 650.568.6000 fax: 650.568.6030

------------------------------------------------------------------------------------------------------------------------------------
Contract # 49835-0
Client PO #                      Campaign: 49835_upfront2000_poker.com_04/01/00-03/31/00            Printed On October 18, 1999
------------------------------------------------------------------------------------------------------------------------------------
Agency                           Advertiser                                                         Production Contact:
Company Name:                    Client: POKER.COM/BARACUDA ENTERPRISES INC.                        Name:
Contact:                         Contact: Charlo Barbosa                                            Title:
Title:                           Title:                                                             Phone:
Contact Email:                   Contact Email: cbarbosa@virtualynx.com                             Fax:
Company Phone:                   Street Address: 555 West Hasting St. Suite 811                     E-Mail:
Street Address:                  City, State, Zip: Vancouver, BC v6b4n5                             Address:
City, State, Zip:                Phone: 604-893-7022                                                City, State, ZIP:
Fax:                             Fax: 604-883-6013
------------------------------------------------------------------------------------------------------------------------------------
Campaign Information                             Start Date: 04/01/00                       Number of Days: 91
Bill to: POKER.COM/BARACUDA ENTERPRISES INC.     End Date: 06/30/00                         Total Imps: 811,541
Tech(T)/NonTech(N): N
------------------------------------------------------------------------------------------------------------------------------------
Sales Contact: Mathieu DesJardins         Total Imps: 811,541                         Contract Cost: $85,547
Title: Inside Sales                       Contract Dollars: $85,547
                                          Weighted CPM: $105.41
------------------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------- Summary Information ----------------------------------------------
Summary for Excite                                    Total Imp             Avg List CPM           Avg Net CPM            Total Cost
Keyword                                                 811,541                  $667.53               $667.53               $85,547
SubTotal for Excite                                     811,541                  $667.53               $667.53               $85,547
---------------------------
     ------------------------------------------------------- Schedule Information ---------------------------------------------
Service   Product Type   Product Name           Start    End     #Days  Est. Daily Imps  Total Imps  List CPM   Net CPM   Total Cost
Excite    Keyword        xsr-poker            04/01/00  06/30/00   91             4,055     389,086   $120.00   $120.00      $44,290
Excite    Keyword        xsr-bingo            04/01/00  06/30/00   91             3,071     279,479    $75.00    $75.00      $20,961
Excite    Keyword        xsr-blackjack        04/01/00  06/30/00   91             1,715     156,151   $105.00   $105.00      $16,396
Excite    Keyword        xsr-royal+flush      04/01/00  06/30/00   91                 9         819                             $600
Excite    Keyword        xsr-paigow           04/01/00  06/30/00   91                 3         273                             $300
Excite    Keyword        xsr-paigow+poker     04/01/00  06/30/00   91                 3         273                             $600
Excite    Keyword        xsr-sic+bo           04/01/00  06/30/00   91                 9         819                             $600
Excite    Keyword        xsr-stud+poker       04/01/00  06/30/00   91                30       2,730                             $600
Excite    Keyword        xsr-texas+holdem     04/01/00  06/30/00   91                19       1,728                             $600
Excite    Keyword        xsr-caribbean+poker  04/01/00  06/30/00   91                 2         182                             $600

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Comments/Special Instructions:



------------------------------------------------------------------------------------------------------------------------------------
                                   I have read and understood the attached terms and conditions.

Client: /s/ Michael Jackson                                   Manager/Account Executive: /s/ Mathieu Jardins
       -------------------------------------------------                                --------------------------------------------


 Title:                      CEO                                               Director:
       -------------------------------------------------                                --------------------------------------------


  Date:                   Oct-18-99                                                Date:
       -------------------------------------------------                                --------------------------------------------


Note: Due to the continually evolving nature of the web, we reserve the right to change our ad products with 30 days advance notice.
------------------------------------------------------------------------------------------------------------------------------------

                     EXCITE NETWORK ADVERTISING AGREEMENT

                             Excite - Redwood City
                     555 Broadway, Redwood City, CA 94063
                     voice: 650.568.6000 fax: 650.568.6030

------------------------------------------------------------------------------------------------------------------------------------
Contract # 49833-0
Client PO #                      Campaign: 49833_upfront2000_poker.com_01/01/00-03/31/00            Printed On October 18, 1999
------------------------------------------------------------------------------------------------------------------------------------
Agency                           Advertiser                                                         Production Contact:
Company Name:                    Client: POKER.COM/BARACUDA ENTERPRISES INC.                        Name:
Contact:                         Contact: Charlo Barbosa                                            Title:
Title:                           Title:                                                             Phone:
Contact Email:                   Contact Email: cbarbosa@virtualynx.com                             Fax:
Company Phone:                   Street Address: 555 West Hasting St. Suite 811                     E-Mail:
Street Address:                  City, State, Zip: Vancouver, BC v6b4n5                             Address:
City, State, Zip:                Phone: 604-893-7022                                                City, State, ZIP:
Fax:                             Fax: 604-883-6013
------------------------------------------------------------------------------------------------------------------------------------
Campaign Information                             Start Date: 01/01/00                       Number of Days: 91
Bill to: POKER.COM/BARACUDA ENTERPRISES INC.     End Date: 03/31/00                         Total Imps: 458,112
Tech(T)/NonTech(N): N
------------------------------------------------------------------------------------------------------------------------------------
Sales Contact: Mathieu DesJardins         Total Imps: 458,112                         Contract Cost: $49,089
Title: Inside Sales                       Contract Dollars: $49,689
                                          Weighted CPM: $108.47
------------------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------- Summary Information ----------------------------------------------
Summary for Excite                                    Total Imp             Avg List CPM           Avg Net CPM            Total Cost
Keyword                                                 458,112                  $709.65               $709.65               $49,689
SubTotal for Excite                                     458,112                  $709.65               $709.65               $49,689
---------------------------
     ------------------------------------------------------- Schedule Information ---------------------------------------------
Service   Product Type   Product Name           Start    End     #Days  Est. Daily Imps  Total Imps  List CPM   Net CPM   Total Cost
Excite    Keyword        xsr-poker            01/01/00  03/31/00   91             2,273     206,925   $120.00   $120.00      $24,831
Excite    Keyword        xsr-bingo            01/01/00  03/31/00   91             1,721     156,567    $75.00    $75.00      $11,750
Excite    Keyword        xsr-blackjack        01/01/00  03/31/00   91               963      87,895   $105.00   $105.00      $59,208
Excite    Keyword        xsr-royal+flush      01/01/00  03/31/00   91                 9         819                             $899
Excite    Keyword        xsr-paigow           01/01/00  03/31/00   91                 3         273                             $300
Excite    Keyword        xsr-paigow+poker     01/01/00  03/31/00   91                 3         273                             $600
Excite    Keyword        xsr-slc+bo           01/01/00  03/31/00   91                 9         819                             $600
Excite    Keyword        xsr-stud+poker       01/01/00  03/31/00   91                30       2,730                             $600
Excite    Keyword        xsr-texas+holdem     01/01/00  03/31/00   91                19       1,728                             $600
Excite    Keyword        xsr-caribbean+poker  01/01/00  03/31/00   91                 2         182                             $600

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Comments/Special Instructions:



------------------------------------------------------------------------------------------------------------------------------------
                                   I have read and understood the attached terms and conditions.

Client: /s/ Michael Jackson                                   Manager/Account Executive: /s/ Mathieu Jardins
       -------------------------------------------------                                --------------------------------------------


 Title:                      CEO                                               Director:
       -------------------------------------------------                                --------------------------------------------


  Date:                   Oct-18-99                                                Date:
       -------------------------------------------------                                --------------------------------------------


Note: Due to the continually evolving nature of the web, we reserve the right to change our ad products with 30 days advance notice.
------------------------------------------------------------------------------------------------------------------------------------

                     EXCITE NETWORK ADVERTISING AGREEMENT

                             Excite - Redwood City
                     555 Broadway, Redwood City, CA 94063
                     voice: 650.568.6000 fax: 650.568.6030

------------------------------------------------------------------------------------------------------------------------------------
Contract # 49840-0
Client PO #                      Campaign: 49840_upfront2000_poker.com_07/01/00-09/30/00            Printed On October 18, 1999
------------------------------------------------------------------------------------------------------------------------------------
Agency                           Advertiser                                                         Production Contact:
Company Name:                    Client: POKER.COM/BARACUDA ENTERPRISES INC.                        Name:
Contact:                         Contact: Charlo Barbosa                                            Title:
Title:                           Title:                                                             Phone:
Contact Email:                   Contact Email: cbarbosa@virtualynx.com                             Fax:
Company Phone:                   Street Address: 555 West Hasting St. Suite 811                     E-Mail:
Street Address:                  City, State, Zip: Vancouver, BC v6b4n5                             Address:
City, State, Zip:                Phone: 604-893-7022                                                City, State, ZIP:
Fax:                             Fax: 604-883-6013
------------------------------------------------------------------------------------------------------------------------------------
Campaign Information                             Start Date: 07/01/00                       Number of Days: 92
Bill to: POKER.COM/BARACUDA ENTERPRISES INC.     End Date: 09/30/00                         Total Imps: 860,674
Tech(T)/NonTech(N): N
------------------------------------------------------------------------------------------------------------------------------------
Sales Contact: Mathieu DesJardins         Total Imps: 860,674                         Contract Cost: $90,525
Title: Inside Sales                       Contract Dollars: $90,525
                                          Weighted CPM: $105.18
------------------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------- Summary Information ----------------------------------------------
Summary for Excite                                    Total Imp             Avg List CPM           Avg Net CPM            Total Cost
Keyword                                                 860,674                  $702.42               $702.42               $90,525
SubTotal for Excite                                     860,674                  $702.42               $702.42               $90,525

---------------------------
     ------------------------------------------------------- Schedule Information ---------------------------------------------
Service   Product Type   Product Name           Start    End     #Days  Est. Daily Imps  Total Imps  List CPM   Net CPM   Total Cost
Excite    Keyword        xsr-poker            07/01/00  09/30/00   92             4,256     381,605   $120.00   $120.00      $46,993
Excite    Keyword        xsr-bingo            07/01/00  09/30/00   92             3,222     298,515    $75.00    $75.00      $22,239
Excite    Keyword        xsr-blackjack        07/01/00  09/30/00   92             1,800     166,654   $105.00   $105.00      $17,394
Excite    Keyword        xsr-royal+flush      07/01/00  09/30/00   92                 9         828                             $600
Excite    Keyword        xsr-paigow           07/01/00  09/30/00   92                 3         276                             $300
Excite    Keyword        xsr-paigow+poker     07/01/00  09/30/00   92                 3         276                             $600
Excite    Keyword        xsr-sic+bo           07/01/00  09/30/00   92                 9         828                             $600
Excite    Keyword        xsr-stud+poker       07/01/00  09/30/00   92                30       2,760                             $600
Excite    Keyword        xsr-texas+holdem     07/01/00  09/30/00   92                19       1,748                             $600
Excite    Keyword        xsr-caribbean+poker  07/01/00  09/30/00   92                 2         184                             $600

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Comments/Special Instructions:



------------------------------------------------------------------------------------------------------------------------------------
                                   I have read and understood the attached terms and conditions.

Client: /s/ Michael Jackson                                   Manager/Account Executive: /s/ Mathieu Jardins
       -------------------------------------------------                                --------------------------------------------


 Title:                      CEO                                               Director:
       -------------------------------------------------                                --------------------------------------------


  Date:                   Oct-18-99                                                Date:
       -------------------------------------------------                                --------------------------------------------


Note: Due to the continually evolving nature of the web, we reserve the right to change our ad products with 30 days advance notice.
------------------------------------------------------------------------------------------------------------------------------------

                     EXCITE NETWORK ADVERTISING AGREEMENT

                             Excite - Redwood City
                     555 Broadway, Redwood City, CA 94063
                     voice: 650.568.6000 fax: 650.568.6030

------------------------------------------------------------------------------------------------------------------------------------
Contract # 49841-0
Client PO #                      Campaign: 49841_upfront2000_poker.com_10/01/00-12/31/00            Printed On October 18, 1999
------------------------------------------------------------------------------------------------------------------------------------
Agency                           Advertiser                                                         Production Contact:
Company Name:                    Client: POKER.COM/BARACUDA ENTERPRISES INC.                        Name:
Contact:                         Contact: Charlo Barbosa                                            Title:
Title:                           Title:                                                             Phone:
Contact Email:                   Contact Email: cbarbosa@virtualynx.com                             Fax:
Company Phone:                   Street Address: 555 West Hasting St. Suite 811                     E-Mail:
Street Address:                  City, State, Zip: Vancouver, BC v6b4n5                             Address:
City, State, Zip:                Phone: 604-893-7022                                                City, State, ZIP:
Fax:                             Fax: 604-883-6013
------------------------------------------------------------------------------------------------------------------------------------
Campaign Information                             Start Date: 10/01/00                       Number of Days: 92
Bill to: POKER.COM/BARACUDA ENTERPRISES INC.     End Date: 12/31/00                         Total Imps: 1,147,241
Tech(T)/NonTech(N): N
------------------------------------------------------------------------------------------------------------------------------------
Sales Contact: Mathieu DesJardins         Total Imps: 1,147,241                       Contract Cost: $119,599
Title: Inside Sales                       Contract Dollars: $119,599
                                          Weighted CPM: $104.25
------------------------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------- Summary Information ----------------------------------------------
Summary for Excite                                    Total Imp             Avg List CPM           Avg Net CPM            Total Cost
Keyword                                               1,147,241                  $659.75               $659.75             $119,599
SubTotal for Excite                                   1,147,241                  $659.75               $659.75             $119,599
---------------------------
     ------------------------------------------------------- Schedule Information ---------------------------------------------
Service   Product Type   Product Name           Start    End     #Days  Est. Daily Imps  Total Imps  List CPM   Net CPM   Total Cost
Excite    Keyword        xsr-poker            10/01/00  12/31/00   92             5,685     523,036   $120.00   $120.00      $62,764
Excite    Keyword        xsr-bingo            10/01/00  12/31/00   92             4,305     396,062    $75.00    $75.00      $29,705
Excite    Keyword        xsr-blackjack        10/01/00  12/31/00   92             2,404     221,243   $105.00   $105.00      $23,231
Excite    Keyword        xsr-royal+flush      10/01/00  12/31/00   92                 9         828                             $600
Excite    Keyword        xsr-paigow           10/01/00  12/31/00   92                 3         276                             $300
Excite    Keyword        xsr-paigow+poker     10/01/00  12/31/00   92                 3         276                             $800
Excite    Keyword        xsr-sic+bo           10/01/00  12/31/00   92                 9         828                             $600
Excite    Keyword        xsr-stud+poker       10/01/00  12/31/00   92                30       2,760                             $600
Excite    Keyword        xsr-texas+holdem     10/01/00  12/31/00   92                19       1,748                             $600
Excite    Keyword        xsr-caribbean+poker  10/01/00  12/31/00   92                 2         184                             $600

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Comments/Special Instructions:



------------------------------------------------------------------------------------------------------------------------------------
                                   I have read and understood the attached terms and conditions.

Client: /s/ Michael Jackson                                   Manager/Account Executive: /s/ Mathieu Jardins
       -------------------------------------------------                                --------------------------------------------


 Title:                      CEO                                               Director:
       -------------------------------------------------                                --------------------------------------------


  Date:                   Oct-18-99                                                Date:
       -------------------------------------------------                                --------------------------------------------


Note: Due to the continually evolving nature of the web, we reserve the right to change our ad products with 30 days advance notice.
------------------------------------------------------------------------------------------------------------------------------------